Exhibit 10.1

1 SECURITIES PURCHASE AGREEMENT This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of November 12, 2025, by and among AEON Biopharma, Inc, a Delaware corporation (the “Company”), and each of the parties listed on Exhibit A attached to this Agreement (each, an “Investor” and together, the “Investors”). WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act; WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company has entered into a binding term-sheet with Daewoong Pharmaceutical Co., LTD. (“Daewoong”), attached hereto as Exhibit B (the “Daewoong Term Sheet”), relating to the exchange of the Company’s outstanding senior secured convertible notes held by Daewoong (the “Outstanding Notes”) for a new senior secured convertible note, newly issued shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), (or prefunded warrants to purchase Common Stock in lieu of shares), and a warrant to purchase shares of Common Stock, as set forth in the Daewoong Term Sheet (such transaction, the “Daewoong Conversion”). WHEREAS, the Company desires to sell to the Investors, and each Investor desires to purchase from the Company, severally and not jointly, upon the terms and subject to the conditions stated in this Agreement, (A)(i) shares (the “Shares”) of the Common Stock and/or (ii) pre-funded warrants to purchase shares of Common Stock substantially in the form attached hereto as Exhibit C (the “Pre-Funded Warrants”) and (B) warrants to purchase Common Stock substantially in the form attached hereto as Exhibit D (the “Common Warrants” and together with the Pre-Funded Warrants, the “Warrants”); the Shares and the Warrants collectively referred to as the “Securities”); and WHEREAS, contemporaneously with the sale of Securities at the First Closing (as defined below), the parties hereto will execute and deliver a registration rights agreement, substantially in the form attached hereto as Exhibit E (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares, Warrant Shares (as defined below) and shares of Common Stock issuable upon exercise of the True-Up Warrants (as defined below) (the “True-Up Shares”) under the Securities Act and applicable state securities laws. NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the Company and each Investor, severally and not jointly, agree as follows:

2 1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings: “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediates, controls, is controlled by or is under common control with such Person. “Agreement” has the meaning set forth in the recitals. “Amended and Restated Bylaws” means the Bylaws of the Company, as currently in effect. “Amended and Restated Certificate of Incorporation” means the Certificate of Incorporation of the Company, as currently in effect. “Benefit Plan” or “Benefit Plans” means employee benefit plans as defined in Section 3(3) of ERISA and all other employee benefit practices or arrangements, including, without limitation, any such practices or arrangements providing severance pay, sick leave, vacation pay, salary continuation for disability, retirement benefits, deferred compensation, bonus pay, incentive pay, stock options or other stock-based compensation, hospitalization insurance, medical insurance, life insurance, scholarships or tuition reimbursements, maintained by the Company or to which the Company or any of its subsidiaries is obligated to contribute for employees or former employees of the Company and its subsidiaries. “Board of Directors” means the board of directors of the Company. “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. “Closing” means, as the context requires, one or both of the First Closing and the Second Closing. “Closing Date” means, as the context requires, one or both of the First Closing Date and the Second Closing Date. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Common Stock” has the meaning set forth in the recitals. “Common Stock Equivalents” means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. “Common Warrants” has the meaning set forth in the recitals. “Company” has the meaning set forth in the recitals.

3 “Confidential Data” has the meaning set forth in Section 3.30. “Daewoong” means Daewoong Pharmaceutical Co., Ltd. “Daewoong Conversion” has the meaning set forth in the recitals. “Daewoong Term Sheet” has the meaning set forth in the recitals. “Disclosure Document” has the meaning set forth in Section 5.3. “DGCL” means the Delaware General Corporation Law. “Drug Regulatory Agency” means the U.S. Food and Drug Administration (“FDA”) or other foreign, state, local or comparable governmental authority responsible for regulation of the research, development, testing, manufacturing, processing, storage, labeling, sale, marketing, advertising, distribution and importation or exportation of drug or biological products and drug or biological product candidates. “Exchange Shares” means, collectively shares of Common Stock or pre-funded warrants to purchase shares of Common Stock issued or issuable to Daewoong as a result of the exchange of the Outstanding Notes pursuant to the Daewoong Term Sheet, as further described therein; provided, however, that “Exchange Shares” shall not include any shares of Common Stock issuable upon conversion or exercise of any New Daewoong Note or any New Daewoong Warrant. “Environmental Laws” has the meaning set forth in Section 3.15. “ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as amended. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended. “Financial Statements” has the meaning set forth in Section 3.8(b). “First Closing” has the meaning set forth in Section 2.2(a). “First Closing Date” has the meaning set forth in Section 2.2(a). “First Closing Purchase Amount” has the meaning set forth in Section 2.2(a). “Fundamental Representations” means the representations and warranties made by the Company in Sections 3.1 (Organization and Power), 3.2 (Capitalization), 3.4 (Authorization), 3.5 (Valid Issuance), 3.6 (No Conflict), 3.7 (Consents), 3.8 (SEC Filings; Financial Statements), 3.18 (NYSE Stock Market), 3.19 (Sarbanes-Oxley Act), 3.23 (Price Stabilization of Common Stock), 3.24 (Investment Company Act), 3.25 (General Solicitation; No Integration or Aggregation), 3.26 (Brokers and Finders), 3.27 (Reliance by the Investors), and 3.28 (No Additional Agreements). “GAAP” has the meaning set forth in Section 3.8(b).

4 “GDPR” has the meaning set forth in Section 3.31. “Governmental Authorizations” has the meaning set forth in Section 3.11. “Health Care Laws” has the meaning set forth in Section 3.21. “HIPAA” has the meaning set forth in Section 3.32. “Indemnified Person” has the meaning set forth in Section 5.9. “Intellectual Property” has the meaning set forth in Section 3.12. “Investor” and “Investors” have the meanings set forth in the recitals. “Investment Shares” means, for each Investor, the total Shares to be purchased by an Investor pursuant to this Agreement plus the maximum number of Pre-Funded Warrant Shares issuable upon exercise of Pre-Funded Warrants to be purchased by an Investor pursuant to this Agreement. For the avoidance of doubt, an Investor’s “Investment Shares” shall not include any shares of Common Stock acquired other than pursuant to this Agreement, or any shares of Common Stock issuable upon exercise of any Common Warrants. “IT Systems” has the meaning set forth in Section 3.30. “Material Adverse Effect” means any change, event, circumstance, development, condition, occurrence or effect that, individually or in the aggregate, (a) was, is, or would reasonably be expected to be, materially adverse to the business, financial condition, prospects, properties, assets, liabilities, stockholders’ equity or results of operations of the Company and its subsidiaries, taken as a whole, or (b) materially delays or materially impairs the ability of the Company to comply, or prevents the Company from complying, with its obligations under this Agreement, the other Transaction Agreements, or with respect to the Closing, or would reasonably be expected to do so. “National Exchange” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question, together with any successor thereto: the NYSE American, The New York Stock Exchange, The Nasdaq Global Market, The Nasdaq Global Select Market and The Nasdaq Capital Market. “New Daewoong Note” means any new senior secured convertible note of the Company to be issued to Daewoong in the Daewoong Conversion. “New Daewoong Warrant” means any warrant to purchase Common Stock of the Company to be issued to Daewoong in the Daewoong Conversion on substantially similar terms as the Common Warrants in the form attached hereto as Exhibit D. “OFAC” means the Office of Foreign Assets Control of the U.S. Treasury Department.

5 “Outstanding Notes” has the meaning set forth in the recitals. “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any other entity or organization. “Personal Data” has the meaning set forth in Section 3.30. “Post-Exchange Investment Percentage” means, for each Investor, the quotient represented by the sum of (a) such Investor’s Investment Shares plus (b) the maximum number of True-Up Shares issuable upon exercise of an Investor’s True-Up Warrant divided by the sum of (i) such Investor’s Investment Shares plus (ii) the other Investors’ Investment Shares (assuming all Shares and Pre-Funded Warrants are purchased in accordance with this Agreement) plus (iii) the total number of shares of Common Stock outstanding immediately prior to the execution of this Agreement plus (iv) the maximum number of Exchange Shares issued or issuable plus (v) the maximum number of True-Up Shares issuable upon exercise of an Investor’s True-Up Warrant. “Pre-Exchange Investment Percentage” means, for each Investor, the percentage set forth on Exhibit A. “Pre-Funded Warrants” has the meaning set forth in the recitals. “Pre-Funded Warrant Price” means $0.9115. “Privacy Laws” has the meaning set forth in Section 3.31. “Privacy Statements” has the meaning set forth in Section 3.31. “Process” or “Processing” has the meaning set forth in Section 3.31. “Registration Rights Agreement” has the meaning set forth in Section 6.1(k). “Regulatory Agencies” has the meaning set forth in Section 3.20. “Requisite Stockholder Approval” has the meaning set forth in Section 5.11 hereof. “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule. “SEC” means the U.S. Securities and Exchange Commission. “SEC Reports” means (a) the Company’s most recently filed Annual Report on Form 10- K and (b) all Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished (as applicable) by the Company following the end of the most recent fiscal year for which an Annual Report on Form 10-K has been filed and prior to the execution of this Agreement, together in each case with any documents incorporated by reference therein or exhibits thereto. “Second Closing” has the meaning set forth in Section 2.2(b).

6 “Second Closing Date” has the meaning set forth in Section 2.2(b). “Second Closing Purchase Amount” has the meaning set forth in Section 2.2(b). “Securities” has the meaning set forth in the recitals. “Securities Act” means the U.S. Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder. “Share Price” means $.9116. “Shares” has the meaning set forth in the recitals. “Short Sales” include, without limitation, (a) all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and (b) sales and other transactions through non-U.S. broker dealers or non-U.S. regulated brokers (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). “Stockholder Meeting” has the meaning set forth in Section 5.11 hereof. “Studies” has the meaning set forth in Section 3.20. “Subsequent Financing” has the meaning set forth in Section 5.12. “Tax” or “Taxes” means any and all federal, state, local, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on the Company or its subsidiaries (if any) including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, workers’ compensation, unemployment compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, transfer and gains taxes and customs duties. “Tax Returns” means returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other Tax authority. “Trading Day” means a day on which the National Exchange is open for trading. “Transaction Agreements” means this Agreement, the Pre-Funded Warrants, and the Registration Rights Agreement. “Transfer” has the meaning set forth in Section 5.11(g).

7 “Transfer Agent” means, with respect to the Common Stock, Continental Stock Transfer & Trust, Co. or such other financial institution that provides transfer agent services as the Company may engage from time to time. “True-Up Shares” has the meaning set forth in the recitals. “True-Up Warrants” has the meaning set forth in Section 2.3. “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a National Exchange, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the National Exchange on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a National Exchange, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on The Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company, the fees and expenses of which shall be paid by the Company. “Warrant Shares” has the meaning set forth in Section 3.4. “Warrants” has the meaning set forth in the recitals. 2. Purchase and Sale of Securities. 2.1 Purchase and Sale. On each Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase, the number and type of Securities, for the aggregate purchase price, set forth opposite the Investor’s name on Exhibit A. The purchase price per Initial Share is equal to the Share Price. The price per Pre-Funded Warrant is equal to the Pre-Funded Warrant Price. 2.2 Closings. (a) First Closing. Subject to the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, the closing of the purchase and sale of the Securities (the “First Closing” and the date on which the First Closing occurs, the “First Closing Date”) shall occur remotely via the exchange of documents and signatures at such time as agreed to by the Company and the Investors but (i) in no event earlier than the second Business Day after the date of this Agreement and (ii) in no event later than the fifth Business Day after the date of this Agreement. At the First Closing, the Securities shall be issued and registered in the name of the Investor, or in such nominee name(s) as designated by such Investor, representing the number of Securities to be purchased by the Investor at such First Closing as set forth in Exhibit A, in each case against payment to the Company of the purchase price therefor (the “First Closing Purchase Amount”) in full, by wire transfer to the Company of immediately available funds, at or prior to the First Closing, in accordance with wire instructions provided by the Company to the Investors

8 at least one Business Day prior to the First Closing. On the First Closing Date, the Company will cause (A) the Transfer Agent to issue the First Closing Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 4.10 hereof) and the Company shall provide evidence of such issuance from the Company’s Transfer Agent as soon as reasonably practical following the First Closing Date to each Investor and (B) deliver to such Investor (or such Investor’s designated custodian per its delivery instructions), or in such nominee name(s) as designated by such Investor, Pre-Funded Warrants exercisable for a number of shares of Common Stock as set forth in Exhibit A with respect to such Investor. In the event that the First Closing has not occurred within two Business Days after the expected First Closing Date, unless otherwise agreed by the Company and such Investor, the Company shall promptly (but no later than one Business Day thereafter) return the previously wired First Closing Purchase Amount to each respective Investor by wire transfer of United States dollars in immediately available funds to the account specified by each Investor, and any book entries for the Securities shall be deemed cancelled; provided that, unless this Agreement has been terminated pursuant to Section 7, such return of funds shall not terminate this Agreement or relieve such Investor of its obligation to purchase, or the Company of its obligation to issue and sell, the Securities at the First Closing or any subsequent Closing. (b) Second Closing. Following the Requisite Stockholder Approval, and subject to the satisfaction or waiver of the conditions set forth in Section 6 of this Agreement, the closing of the purchase and sale of the Securities (the “Second Closing” and the date on which the Second Closing occurs, the “Second Closing Date”) shall occur remotely via the exchange of documents and signatures at such time as agreed to by the Company and the Investors but (i) in no event earlier than the second Business Day after the date of the Requisite Stockholder Approval and (ii) in no event later than the fifth Business Day after the date of the Requisite Stockholder Approval. At the Second Closing, the Securities shall be issued and registered in the name of the Investor, or in such nominee name(s) as designated by such Investor, representing the number of Securities to be purchased by the Investor at such Second Closing as set forth in Exhibit A, in each case against payment to the Company of the purchase price therefor (the “Second Closing Purchase Amount”) in full, by wire transfer to the Company of immediately available funds, at or prior to the Second Closing, in accordance with wire instructions provided by the Company to the Investors at least one Business Day prior to the Second Closing. On the Second Closing Date, the Company will cause (A) the Transfer Agent to issue the Second Closing Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 4.10 hereof) and the Company shall provide evidence of such issuance from the Company’s Transfer Agent as soon as reasonably practical following the Second Closing Date to each Investor and (B) deliver to such Investor (or such Investor’s designated custodian per its delivery instructions), or in such nominee name(s) as designated by such Investor, Pre-Funded Warrants and Common Warrants exercisable for a number of shares of Common Stock as set forth in Exhibit A with respect to such Investor. In the event that the Second Closing has not occurred within two Business Days after the expected Second Closing Date, unless otherwise agreed by the Company and such Investor, the Company shall promptly (but no later than one Business Day thereafter) return the previously wired Second Closing Purchase Amount to each respective Investor by wire transfer of United States dollars in immediately available funds to the account specified by each Investor, and any book entries for the Securities shall be deemed cancelled; provided that, unless this Agreement has been terminated pursuant to Section 7, such return of funds shall not terminate

9 this Agreement or relieve such Investor of its obligation to purchase, or the Company of its obligation to issue and sell, the Securities at the Second Closing or any other Closing. 2.3 True-Up. Subject to receipt of the Requisite Stockholder Approval, the Company shall issue to each Investor who has purchased all Securities contemplated to be purchased by it pursuant to this Agreement, within three (3) Business Days of the later of (a) the Second Closing and (b) the issuance of the Exchange Shares, a warrant in substantially the form attached hereto as Exhibit F (each, a “True-Up Warrant”) to purchase the number of shares of Common Stock necessary for the Investor’s Post-Exchange Investment Percentage following the issuance of the Exchange Shares to be equal to the Investor’s Pre-Exchange Investment Percentage (rounded down to the nearest whole share of Common Stock), provided, however, that in no event shall the number of True-Up Shares issuable under an Investor’s True-Up Warrant exceed the number of Shares or Pre-Funded Warrant Shares (as defined below) issued or issuable to such Investor pursuant to this Agreement. 3. Representations and Warranties of the Company. Except as set forth in the SEC Reports (other than as to the Fundamental Representations, which are not so qualified), the Company hereby represents and warrants to each of the Investors that the statements contained in this Section 3 are true and correct as of the date of this Agreement and as of each Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date). 3.1 Organization and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted and described in the SEC Reports. The Company is qualified to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect. Each of the Company’s subsidiaries is (i) duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to carry on its business as now conducted and to own or lease its properties and (ii) qualified to do business as a foreign corporation and in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect. 3.2 Capitalization. The Company’s disclosure of its authorized, issued and outstanding capital stock in the SEC Reports containing such disclosure was accurate in all material respects as of the date indicated in such SEC Reports. The capitalization of the Company as of the date hereof (other than shares reserved or awards granted under employee benefit plans, which are set forth in the SEC Reports) is set forth on Schedule 3.2, which shall also set forth, for each class or series of outstanding or convertible securities of the Company (including the Outstanding Notes), the number and type of such securities issued and outstanding, the number of shares of Common Stock into or for which such securities are currently convertible, exercisable or exchangeable (as applicable), and the conversion or exercise price thereof. Except as set forth on Schedule 3.2, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to employee plans or the conversion or exercise

10 of outstanding Common Stock Equivalents. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company were issued in violation of any preemptive or other similar rights of any securityholder of the Company which have not been waived, and such shares were issued in compliance in all material respects with applicable state and federal securities law, and in compliance with any rights of third parties. Except as set forth on Schedule 3.2, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Other than as set forth on Schedule 3.2 or as contemplated herein, no Person (other than the Investors) has any right of first refusal, pre-emptive right, right of participation or any similar right to participate in the transactions contemplated by the Transaction Agreements. and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any subsidiary, or contracts or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Investors). Except as set forth on Schedule 3.2 or as contemplated herein, there are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption, anti-dilution, reset or similar provisions or that require the Company or any Subsidiary to redeem or repurchase any security. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The capital stock of the Company conforms in all material respects to the description thereof contained in the SEC Reports; and all the outstanding shares of capital stock or other equity interests of each subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party. Except as set forth on Schedule 3.2 or as otherwise contemplated herein, there are no stockholder, voting or similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. 3.3 Registration Rights. Except as set forth in the Transaction Agreements or as disclosed in the SEC Reports, the Company is presently not under any obligation, and has not granted any rights, to register under the Securities Act any of the Company’s presently outstanding securities or any of its securities that may hereafter be issued, other than such rights and obligations that have expired or been satisfied or waived. 3.4 Authorization. The Company has all requisite corporate power and authority to enter into the Transaction Agreements and to carry out and perform its obligations under the terms of the Transaction Agreements, including the issuance and sale of the Securities and the issuance of the shares of Common Stock issuable upon exercise of the Pre-Funded

11 Warrants (the “Pre-Funded Warrant Shares”) and of the Common Warrants (collectively with the Pre-Funded Warrant Shares, the “Warrant Shares”) and the issuance of any True-Up Warrants or True-Up Shares. Except for the Requisite Stockholder Approval, all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of the Shares, the Warrant Shares and the True-Up Shares, the authorization, execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated herein, including the issuance and sale of the Securities and the Warrant Shares, and the True-Up Warrants and True-Up Shares, has been taken, including, without limitation, the approval of the Board of Directors (or a committee thereof) in accordance with of the DGCL This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by each Investor of this Agreement and that this Agreement constitutes the legal, valid and binding agreement of each Investor, this Agreement and each of the Warrants constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon its execution by the Company and the other parties thereto and assuming that it constitutes legal, valid and binding agreements of the other parties thereto, the Registration Rights Agreement will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). 3.5 Valid Issuance. The Shares being purchased by the Investors hereunder have been duly and validly authorized and, upon issuance pursuant to the terms of this Agreement against full payment therefor in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any liens or other restrictions (other than those as provided in the Transaction Agreements or restrictions on transfer under applicable state and federal securities laws), and the holder of the Shares shall be entitled to all rights accorded to a holder of Common Stock. The Warrant Shares have been duly and validly authorized and reserved for issuance and, upon issuance pursuant to the terms of the Warrants against full payment therefor in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any liens or other restrictions (other than those as provided in the Transaction Agreements or restrictions on transfer under applicable state and federal securities laws), and the holder of the Warrant Shares shall be entitled to all rights accorded to a holder of Common Stock. The True-Up Shares have been duly and validly authorized and reserved for issuance and, upon issuance pursuant to the terms of the True-Up Warrants against full payment therefor in accordance with the terms of the True-Up Warrants, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any liens or other restrictions (other than those as provided in the Transaction Agreements or restrictions on transfer under applicable state and federal securities laws), and the holder of the True-Up Shares shall be entitled to all rights accorded to a holder of Common Stock. The issuance and delivery of the Shares, the Warrants or the True-Up Warrants does not, and the exercise in full of the Warrants or True-Up Warrants and the issuance and delivery of the Warrant Shares or the True-Up Shares thereupon will not, (a) obligate the Company to offer to issue, or issue, shares of Common Stock or other securities to any Person (other than the Investors) pursuant

12 to any preemptive rights, rights of first refusal, rights of participation or similar rights, or (b) result in any adjustment (automatic, at the election of any Person or otherwise) of the exercise, conversion, exchange or reset price under, or any other anti-dilution adjustment pursuant to, any outstanding securities of the Company. Subject to the accuracy of the representations and warranties made by the Investors in Section 4, the offer and sale of the Securities and the True-Up Warrants to the Investors is, and will be, (i) exempt from the registration and prospectus delivery requirements of the Securities Act and (ii) exempt from (or otherwise not subject to) the registration and qualification requirements of applicable securities laws of the states of the United States. 3.6 No Conflict. The execution, delivery and performance of the Transaction Agreements by the Company, the issuance and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Agreements (including the issuance of any True-Up Warrants or True-Up Shares) will not (i) violate any provision of the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company or any subsidiary’s organizational or charter documents, (ii) conflict with or result in a violation of or default (with or without notice or lapse of time, or both) under, result in the creation or imposition of any lien upon any property or asset of the Company or any subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice or lapse of time or both) of any agreement or instrument, credit facility, franchise, license, judgment, order, statute, law, ordinance, rule or regulations, applicable to the Company or any of its subsidiaries or their respective properties or assets, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any of its subsidiaries is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. 3.7 Consents. Assuming the accuracy of the representations and warranties of each Investor set forth in Section 4 hereof, no consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the authorization, execution or delivery by the Company of the Transaction Agreements, the issuance and sale of the Securities and the performance by the Company of its other obligations under the Transaction Agreements (including the issuance of any True-Up Warrants or True-Up Shares), except (a) as have been or will be obtained or made under the Securities Act or the Exchange Act, (b) the filing of any requisite notices and/or application(s) to the National Exchange for the issuance and sale of the Shares, the Warrant Shares or the True-Up Shares and the listing of the Shares, the Warrant Shares or the True-Up Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (c) customary post-closing filings with the SEC or pursuant to state securities laws in connection with the offer and sale of the Shares or the Warrant Shares by the Company in the manner contemplated herein, which will be filed on a timely basis, (d) the filing of the registration statement required to be filed by the Registration Rights Agreement, or (e) such that the failure of which to obtain would not have a Material Adverse Effect. All notices, consents, authorizations, orders, filings and registrations which the Company is required to deliver or obtain prior to the First Closing or Second Closing, as applicable, pursuant

13 to the preceding sentence have been obtained or made or will be delivered or obtained or effected, and shall remain in full force and effect, on or prior to the First Closing or Second Closing, as applicable. 3.8 SEC Filings; Financial Statements. (a) The Company has filed all forms, statements, certifications, reports and documents required to be filed by it with the SEC under Section 13, 14(a) and 15(d) of the Exchange Act for the one year preceding the date of this Agreement (or such shorter period as the Company was required by law or regulation to file such material) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the filed SEC Reports complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as applicable, and, as of the time they were filed, none of the filed SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments from the SEC staff with respect to the SEC Reports. To the Company’s knowledge, none of the SEC Reports are the subject of an ongoing SEC review. The interactive data in eXtensible Business Reporting Language included in the SEC Reports fairly presents the information called for in all material respects and has been prepared in accordance with the SEC’s rules and guidelines applicable thereto. (b) The consolidated financial statements of the Company included in the SEC Reports (collectively, the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, and have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods therein specified ((except as otherwise noted therein, and except that any unaudited financial statements may not contain certain footnotes and are subject to normal and recurring year-end adjustments). Except as set forth in the Financial Statements filed prior to the date of this Agreement, the Company has not incurred any liabilities, contingent or otherwise, except (i) those incurred in the ordinary course of business, consistent with past practices since the date of such financial statements or (ii) liabilities not required under GAAP to be reflected in the Financial Statements, in either case, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect. 3.9 Absence of Changes. (a) Since December 31, 2024, (i) the Company and its subsidiaries has conducted their respective businesses only in the ordinary course of business and there have been no material transactions entered into by the Company or any of its subsidiaries (except for the execution and performance of this Agreement and the discussions, negotiations and transactions

14 related thereto); (ii) no material change to any material contract or arrangement by which the Company or any of its subsidiaries is bound or to which any of its assets or properties is subject has been entered into that has not been disclosed in the SEC Reports; and (iii) there has not been any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect. (b) Since the date of the latest audited financial statements included in the SEC Reports, (i) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required under GAAP to be reflected in the Company’s financial statements or disclosed in its filings with the SEC; (ii) the Company has not altered its method of accounting; (iii) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (iv) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing long-term incentive plans. Except for the issuance of the Securities contemplated by this Agreement or as set forth in Schedule 3.9(b), no event, liability, fact, circumstance or development has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed in the SEC Reports at least one Trading Day prior to the date hereof. 3.10 Absence of Litigation. Except as disclosed in the SEC Reports, there is no action, suit, proceeding, arbitration, claim, investigation, charge, complaint or inquiry pending or, threatened in writing against the Company or any of its subsidiaries which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect, nor are there any orders, writs, injunctions, judgments or decrees outstanding of any court or government agency or instrumentality and binding upon the Company or any of its subsidiaries that have had or would reasonably be expected to have a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act. 3.11 Compliance with Law; Permits. Neither the Company nor any of its subsidiaries is in violation of, or has received any notices of violations with respect to, any laws, statutes, ordinances, rules or regulations of any governmental body, court or government agency or instrumentality, except for violations which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its subsidiaries as currently conducted, except where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Material Adverse Effect. Neither the Company nor any subsidiary has received any written (or, to the Company’s knowledge, oral) notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an

15 unfavorable decision, ruling or finding, has or would reasonably be expected to result in a Material Adverse Effect. 3.12 Intellectual Property. The Company and its subsidiaries own, or have rights to use, all material inventions, patent applications, patents, trademarks, trade names, service names, service marks, copyrights, trade secrets, know how (including unpatented and/or unpatentable proprietary of confidential information, systems or procedures) and other intellectual property as described in the SEC Reports necessary for, or used in the conduct of their respective businesses (including as described in the SEC Reports) (collectively, “Intellectual Property”), except where any failure to own, possess or acquire such Intellectual Property has not had, and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Intellectual Property of the Company and its subsidiaries has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part. To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, including no liens, security interests, or other encumbrances; and (ii) there is no infringement by third parties of any Intellectual Property, except, in each case, which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. No action, suit, or other proceeding is pending, or, to the Company’s knowledge, is threatened: (A) challenging the Company’s or its subsidiaries’ rights in or to any Intellectual Property; (B) challenging the validity, enforceability or scope of any Intellectual Property; or (C) alleging that the Company or any of its subsidiaries infringes, misappropriates, or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, except, in each case, which, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect. The Company and its subsidiaries have complied in all material respects with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any of its subsidiaries in all material respects, and to the Company’s knowledge all such agreements are in full force and effect. To the Company’s knowledge, there are no material defects in any of the patents or patent applications included in the Intellectual Property. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard their Intellectual Property. 3.13 Employee Benefits. Except as would not be reasonably likely to result in a Material Adverse Effect, each Benefit Plan has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code, the Patient Protection and Affordable Care Act of 2010, as amended, and other applicable laws, rules and regulations. The Company and its subsidiaries are in compliance with all applicable federal, state and local laws, rules and regulations regarding employment, except for any failures to comply that are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. There is no labor dispute, strike or work stoppage against the Company or its subsidiaries pending or, to the knowledge of the Company, threatened which may interfere with the business activities of the Company, except where such dispute, strike or work stoppage is not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect. 3.14 Taxes. The Company and its subsidiaries have filed all federal, state and foreign income Tax Returns and other Tax Returns required to have been filed under applicable law (or extensions have been duly obtained) and have paid all Taxes required to have been paid by them, except for those which are being contested in good faith and except where failure to file

16 such Tax Returns or pay such Taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No assessment in connection with United States federal tax returns has been made against the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect. No audits, examinations, or other proceedings with respect to any material amounts of Taxes of the Company and its subsidiaries are presently in progress or have been asserted or proposed in writing without subsequently being paid, settled or withdrawn. There are no liens on any of the assets of the Company. At all times since inception to July 21, 2023, the Company was, to its knowledge, classified as a corporation for U.S. federal income tax purposes, and at all times since July 21, 2023, the Company has been and continues to be classified as a corporation for U.S. federal income tax purposes. At all times since inception to July 21, 2023, to the Company’s knowledge, neither the Company nor any of its subsidiaries was a United States real property holding corporation within the meaning of Code Section 897(c)-2 during the period specified in Code Section 897(c)(1)(A)(ii). At all times since July 21, 2023, neither the Company nor any of its subsidiaries has been a United States real property holding corporation within the meaning of Code Section 897(c)-2 during the period specified in Code Section 897(c)(1)(A)(ii). 3.15 Environmental Laws. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits and other Governmental Authorizations required under applicable Environmental Laws to conduct their business and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Company nor any of its subsidiaries has received since January 1, 2025, any written notice or other communication (in writing or otherwise), whether from a governmental authority or other Person, that alleges that the Company or any subsidiary is not in compliance with any Environmental Law and, to the knowledge of the Company, there are no circumstances that may prevent or interfere with the Company’s or any subsidiary’s compliance in any material respects with any Environmental Law in the future, except where such failure to comply would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company: (i) no current or (during the time a prior property was leased or controlled by the Company) prior property leased or controlled by the Company or any subsidiary has received since January 1, 2025, any written notice or other communication relating to property owned or leased at any time by the Company, whether from a governmental authority, or other Person, that alleges that such current or prior owner or the Company or any subsidiary is not in compliance with or violated any Environmental Law relating to such property and (ii) the Company has no material liability under any Environmental Law. 3.16 Title. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it that is material to the business of the Company, free and clear of all liens, encumbrances and defects except such as do not materially and adversely affect the value of such property and do not materially and adversely interfere with the use made and

17 proposed to be made of such property by the Company or its subsidiaries, as the case may be. Any real property and buildings held under lease by the Company or its subsidiaries is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or its subsidiaries, as the case may be. The Company does not own any real property. 3.17 Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance from insurers of recognized financial responsibility in such amounts and covering such risks as are prudent and customary in the businesses in which the Company and its subsidiaries are engaged, and such insurance is adequate for the conduct of its business and the value of its real and personal properties (owned or leased) and tangible assets. Such insurance includes, without limitation, directors’ and officers’ liability insurance coverage with limits at least equal to the aggregate value of the Investor’s investment. Each such insurance policy is in full force and effect and the Company is in compliance in all material respects with the terms of such insurance policies. Other than customary end-of-policy notifications from insurance carriers, since January 1, 2025, the Company has not received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any material insurance policy or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. Neither the Company nor any subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a material increase in cost. 3.18 Stock Market. The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE American under the symbol “AEON”. Except as disclosed in the SEC Reports, the Company is in compliance with all listing requirements of the NYSE American applicable to the Company. Except as disclosed in the SEC Reports, as of the date of this Agreement, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by the NYSE American or the SEC, respectively, to prohibit or terminate the listing of the Common Stock on the NYSE American or to deregister the Common Stock under the Exchange Act. The Company has taken no action as of the date of this Agreement that is designed to terminate the registration of the Common Stock under the Exchange Act. 3.19 Sarbanes-Oxley Act. The Company is, and since January 1, 2025 has been, in compliance in all material respects with all applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the SEC thereunder. 3.20 Clinical Data and Regulatory Compliance. Except as would not reasonably be expected to result in a Material Adverse Effect: (i) the preclinical tests and clinical trials and other studies used to support regulatory approval (collectively, “Studies”) being conducted by or on behalf of, or sponsored by, the Company or its subsidiaries that are described in, or the results of which are referred to in, the SEC Reports were (and, if still pending, are being) conducted in accordance with the protocols, procedures and controls designed and approved for such Studies and with standard medical and scientific research procedures; (ii) each description of the results of such Studies is accurate and complete and fairly presents the data derived from such Studies, and the Company and its subsidiaries have no knowledge of any other studies the results of which are

18 inconsistent with, or otherwise call into question, the results described or referred to in the SEC Reports; (iii) the Company and its subsidiaries have made all such filings and obtained all such approvals as may be required by the FDA or from any other U.S. federal, state or local government or foreign government or Drug Regulatory Agency, or Institutional Review Board, each having jurisdiction over biopharmaceutical products (collectively, the “Regulatory Agencies”) for the conduct of its business as described in the SEC Reports; (iv) neither the Company nor any of its subsidiaries has received any notice of, or correspondence from, any of the Regulatory Agencies requiring the termination or suspension of or imposing any clinical hold on any clinical trials that are described or referred to in the SEC Reports; and (v) the Company and its subsidiaries have each operated and currently are in compliance with all applicable rules, regulations and policies of the Regulatory Agencies. 3.21 Compliance with Health Care Laws. The Company and its subsidiaries are in compliance in all material respects with all Health Care Laws to the extent applicable to the current business of the Company and its subsidiaries or any of their respective activities. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. Section 301 et seq.) and the Public Health Service Act (42 U.S.C. Section 201 et seq.), and the regulations promulgated thereunder; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)); (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010; (v) the European Union (“EU”) Clinical Trials Regulation (Regulation (EU) No. 536/2014); (vi) the EU Regulation regarding community procedures for authorization and supervision of medicinal products for human and veterinary use and establishing a European Medicines Agency (Regulation (EC) No. 726/2004); (vii) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies; (viii) all other local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company or its subsidiaries, and (ix) the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof. Neither the Company nor any of its subsidiaries has received written or, to the Company’s knowledge, oral notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Health Care Laws nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. The Company and its subsidiaries have filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company nor any of its subsidiaries nor any of their respective employees, officers, directors, or, to the knowledge of the Company, agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or

19 other similar action that would reasonably be expected to result in debarment, suspension, or exclusion. 3.22 Accounting Controls and Disclosure Controls and Procedures. The Company maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is designed to comply with the requirements of the Exchange Act applicable to the Company and, except as disclosed in the SEC Reports, provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including policies and procedures sufficient to provide reasonable assurance (i) that the Company maintains records that in reasonable detail accurately and fairly reflect the Company’s transactions and dispositions of assets, (ii) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (iii) that receipts and expenditures are made only in accordance with authorizations of management and the Board and (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the Company’s financial statements. Except as disclosed in the SEC Reports, the Company has not identified any material weaknesses in the design or operation of the Company’s internal control over financial reporting. The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to provide reasonable assurance that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. 3.23 Price Stabilization of Common Stock. The Company has not taken, nor will it take, directly or indirectly, any action designed to stabilize or manipulate the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares. 3.24 Investment Company Act. The Company is not, and immediately after receipt of payment for the Securities will not be, an “investment company” within the meaning of the U.S. Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended. 3.25 General Solicitation; No Integration . Neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) of investors with respect to offers or sales of Securities or any True-Up Warrants or True-Up Shares pursuant to this Agreement. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the offer and sale of the Securities pursuant to this Agreement for purposes of the Securities Act. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 4, neither the Company nor any of its Affiliates, its subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under

20 circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby. 3.26 Brokers and Finders. The Company has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement. 3.27 Reliance by the Investors. The Company has a reasonable basis for making each of the representations set forth in this Section 3. The Company acknowledges that each of the Investors will rely upon the truth and accuracy of, and the Company’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Company set forth herein. 3.28 No Additional Agreements. There are no agreements or understandings between the Company and any Investor with respect to the transactions contemplated by the Transaction Agreements other than (i) as specified in the Transaction Agreements and (ii) any side letter agreements with any of the Investors, which side letters the Company has shared with all Investors. 3.29 Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiaries and, to the knowledge of the Company, any of their respective officers, directors, supervisors, managers, agents, or employees are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope; (B) anti-money laundering laws, including, but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code sections 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder; or (C), any laws with respect to import and export control and economic sanctions, including the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and economic sanctions regulations and executive orders administered by the U.S. Department of the Treasury Office of Foreign Asset Control. 3.30 Cybersecurity. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and are free and clear of all material Trojan horses, time bombs, malware and other malicious code. The Company and its subsidiaries have implemented

21 and maintained commercially reasonable physical, technical and administrative controls designed to maintain and protect the confidentiality, integrity, availability, privacy and security of all sensitive, confidential or regulated data (“Confidential Data”) used or maintained in connection with their businesses and Personal Data (defined below), and the integrity, availability continuous operation, redundancy and security of all IT Systems. “Personal Data” means the following data used in connection with the Company’s and its subsidiaries’ businesses and in their possession or control: (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or other tax identification number, driver’s license number, passport number, credit card number or bank information; (ii) information that identifies or may reasonably be used to identify an individual; (iii) any information that would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (iv) any information that would qualify as “personal data,” “personal information” (or similar term) under the Privacy Laws. To the Company’s knowledge, there have been no breaches, outages or unauthorized uses of or accesses to the Company’s IT Systems, Confidential Data, or Personal Data that would require notification under Privacy Laws (as defined below). 3.31 Compliance with Data Privacy Laws. The Company and its subsidiaries are, and at all prior times were, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations regarding the collection, use, storage, retention, disclosure, transfer, disposal, or any other processing (collectively “Process” or “Processing”) of Personal Data, including without limitation HIPAA, the EU General Data Protection Regulation (“GDPR”) (Regulation (EU) No. 2016/679), all other local, state, federal, national, supranational and foreign laws relating to the regulation of the Company or its subsidiaries, and the regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof (collectively, the “Privacy Laws”). To ensure material compliance with the Privacy Laws, the Company and its subsidiaries have in place, comply with, and take all appropriate steps necessary to ensure compliance in all material respects with their policies and procedures relating to data privacy and security, and the Processing of Personal Data and Confidential Data (the “Privacy Statements”). The Company and its subsidiaries have, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, at all times since inception provided accurate notice of their Privacy Statements then in effect to its customers, employees, third party vendors and representatives. None of such disclosures made or contained in any Privacy Statements have been materially inaccurate, misleading, incomplete, or in material violation of any Privacy Laws. 3.32 Transactions with Affiliates and Employees. No relationship, transaction or arrangement, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that is required to be described in the SEC Reports that is not so described. 3.33 Solvency. Based on the consolidated financial condition of the Company as of the First Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of all Securities hereunder and the Daewoong Conversion, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its

22 business as now conducted and as proposed to be conducted, taking into account the capital requirements of the business conducted by the Company, its consolidated and projected capital requirements, and the capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive were it to liquidate all of its assets (after taking into account all anticipated uses of such cash), would be sufficient to pay all amounts on or in respect of its liabilities as such amounts become due. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of such debts). Assuming receipt by the Company of the proceeds from the sale of all Securities hereunder and the Daewoong Conversion, the Company has no knowledge of any facts or circumstances that would reasonably be expected to cause it to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Second Closing Date. 3.34 Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth in the SEC Reports. Except as set forth in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. 3.35 Application of Takeover Protections. The Company and the Board of Directors (or a committee of the Board of Directors) have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Amended and Restated Certificate of Incorporation or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Agreements, including without limitation as a result of the Company’s issuance of the Securities and the Investors’ ownership of the Securities. 3.36 Disclosure. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company and its subsidiaries, their respective businesses and the transactions contemplated hereby, including any disclosure schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 4 hereof 4. Representations and Warranties of Each Investor. Each Investor, severally for itself and not jointly with any other Investor, represents and warrants to the Company that the statements

23 contained in this Section 4 are true and correct as of the date of this Agreement and each of the First Closing Date and the Second Closing Date: 4.1 Organization. Any Investor that is not an individual is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its properties and to carry on its business as now conducted. 4.2 Authorization. The Investor has all requisite corporate or similar power and authority to enter into this Agreement and the other Transaction Agreements to which it will be a party and to carry out and perform its obligations hereunder and thereunder. All corporate, member or partnership action on the part of such Investor or its stockholders, members or partners necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements to which it will be a party and the consummation of the other transactions contemplated in this Agreement has been taken. The execution, delivery and performance by such Investor of the Transaction Agreements to which such Investor is a party has been duly authorized and each has been duly executed. Assuming this Agreement constitutes the legal and binding agreement of the Company, this Agreement constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its respective terms, except as such enforceability may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and/or similar laws relating to or affecting the rights of creditors generally or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law). 4.3 No Conflict. The execution, delivery and performance of the Transaction Agreements by the Investor, the purchase of the Securities in accordance with their terms and the consummation by the Investor of the other transactions contemplated hereby will not conflict with or result in any violation of, breach or default by such Investor (with or without notice or lapse of time, or both) under, conflict with, or give rise to a right of termination, cancellation or acceleration of any obligation, a change of control right or to a loss of a material benefit under (i) any provision of the organizational documents of the Investor, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable or (ii) any agreement or instrument, undertaking, credit facility, franchise, license, judgment, order, ruling, statute, law, ordinance, rule or regulations, applicable to such Investor or its respective properties or assets, except, in the case of clause (ii), as would not, individually or in the aggregate, be reasonably expected to materially delay or hinder the ability of the Investor to perform its obligations under the Transaction Agreements. 4.4 Residency. The Investor’s residence (if an individual) or offices in which its investment decision with respect to the Securities was made (if an entity) are located at the address immediately below the Investor’s name on the pertinent signature page of this Agreement, except as otherwise communicated by the Investor to the Company. 4.5 Brokers and Finders. The Investor has not retained, utilized or been represented by any broker or finder in connection with the transactions contemplated by this Agreement whose fees the Company would be required to pay.

24 4.6 Investment Representations and Warranties. The Investor hereby represents and warrants that, it (i) as of the date of this Agreement is, if an entity, a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” as that term is defined in Rule 501(a) under Regulation D promulgated pursuant to the Securities Act; or (ii) if an individual, is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and has such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with an investment in the Securities, or in any True-Up Warrants or True-Up Shares. The Investor further represents and warrants that (x) it is capable of evaluating the merits and risk of such investment, and (y) that it has not been organized for the purpose of acquiring the Securities, any True-Up Warrants or any True-Up Shares. The Investor understands and agrees that the offering and sale of none of the Securities, True-Up Warrants or True-Up Shares has been registered under the Securities Act or any applicable state securities laws and is being made in reliance upon federal and state exemptions for transactions not involving a public offering which depend upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein. 4.7 Intent. The Investor is purchasing the Securities solely for the Investor’s own account and not for the account of others, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Notwithstanding the foregoing, if the Investor is purchasing the Securities as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account. The Investor has no present arrangement to sell the Securities to or through any person or entity. The Investor understands that the Securities and any True-Up Warrants or True-Up Shares must be held indefinitely unless such Securities, True-Up Warrants or True-Up Shares are resold pursuant to a registration statement under the Securities Act or an exemption from registration is available. Nothing contained herein shall be deemed a representation or warranty by the Investor to hold the Securities, True-Up Warrants or True-Up Shares for any period of time. 4.8 Investment Experience; Ability to Protect Its Own Interests and Bear Economic Risks. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities, any True-Up Warrants and any True-Up Shares and has knowledge and experience in finance, securities, taxation, investments and other business matters as to be capable of evaluating the merits and risks of investments of the kind described in this Agreement and contemplated hereby, and the Investor has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Investor has considered necessary to make an informed investment decision. The Investor acknowledges that the Investor (i) is a sophisticated investor, experienced in investing in private placements of equity securities and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (ii) has exercised independent judgment in evaluating its participation in the purchase of the Securities, any True-Up Warrants and any True-Up Shares. The Investor acknowledges that the Investor is aware that

25 there are substantial risks incident to the purchase and ownership of the Securities, any True-Up Warrants and any True-Up Shares, including those set forth in the Company’s filings with the SEC. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Securities, any True-Up Warrants and any True-Up Shares, and determined that the Securities, any True-Up Warrants and any True-Up Shares are a suitable investment for the Investor. The Investor is, at this time and in the foreseeable future, able to afford the loss of the Investor’s entire investment in the Securities, any True-Up Warrants and any True-Up Shares and the Investor acknowledges specifically that a possibility of total loss exists. 4.9 Independent Investment Decision. The Investor understands that nothing in the Transaction Agreements or any other materials presented by or on behalf of the Company to the Investor in connection with the purchase of the Securities, any True-Up Warrants and any True-Up Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in such Investor’s sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities. 4.10 Securities Not Registered; Legends. The Investor acknowledges and agrees that the Securities, any True-Up Warrants and any True-Up Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, and the Investor understands that no Securities, True-Up Warrants or True-Up Shares have been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities any True-Up Warrants and any True-Up Shares must continue to be held and may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and in each case in accordance with any applicable securities laws of any state of the United States. The Investor understands that the exemptions from registration afforded by Rule 144 (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions including, but not limited to, the time and manner of sale, the holding period and on requirements relating to the Company which are outside of the Investor’s control and which the Company may not be able to satisfy, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. The Investor acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, transfer, pledge or disposition of any of the Securities, any True-Up Warrants and any True-Up Shares. The Investor acknowledges that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities, any True-Up Warrants and any True-Up Shares or made any findings or determination as to the fairness of this investment. The Investor understands that any certificates or book entry notations evidencing the Securities, any True-Up Warrants and any True-Up Shares may bear one or more legends in substantially the following form and substance: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT

26 BE SOLD, TRANSFERRED OR ASSIGNED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT, OR (IV) THE SECURITIES ARE TRANSFERRED WITHOUT CONSIDERATION TO AN AFFILIATE OF SUCH HOLDER OR A CUSTODIAL NOMINEE (WHICH FOR THE AVOIDANCE OF DOUBT SHALL REQUIRE NEITHER CONSENT NOR THE DELIVERY OF AN OPINION).” In addition, the Securities, any True-Up Warrants and any True-Up Shares may contain a legend regarding affiliate status of the Investor, if applicable. 4.11 No General Solicitation. The Investor acknowledges and agrees that the Investor is purchasing the Securities directly from the Company. Investor became aware of this offering of the Securities solely by means of direct contact directly from the Company as a result of a pre-existing, substantive relationship with the Company, and/or its advisors (including, without limitation, attorneys, accountants, bankers, consultants and financial advisors), agents, control persons, representatives, Affiliates, directors, officers, managers, members, and/or employees, and/or the representatives of such persons. The Securities were offered to Investor solely by direct contact between Investor and the Company and/or their respective representatives. Investor did not become aware of this offering of the Securities, nor were the Securities offered to Investor, by any other means, and none of the Company and/or their respective representatives acted as investment advisor, broker or dealer to Investor. The Investor is not purchasing the Securities as a result of any general or public solicitation or general advertising, or publicly disseminated advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement, including any of the methods described in Section 502(c) of Regulation D under the Securities Act. 4.12 Access to Information. In making its decision to purchase the Securities, such Investor has relied solely upon (i) independent investigation made by such Investor, (ii) the SEC Reports and (iii) the representations, warranties and covenants set forth herein. Such Investor acknowledges and agrees that such Investor and the Investor’s professional advisor(s), if any, have had the opportunity to ask such questions, receive such answers and obtain such information from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities as the Investor and the Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities (including any financial results of the Company for any completed but not yet publicly reported period) and that the Investor has independently made its own analysis and decision to invest in the Company. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, limit or otherwise affect the Investor’s right to rely on the Company’s representations and warranties contained in this Agreement. 4.13 Certain Trading Activities. Other than consummating the transaction contemplated hereby, the Investor has not, nor has any Person acting on behalf of or pursuant to

27 any understanding with the Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Investor was first contacted by the Company or any other Person regarding the transaction contemplated hereby and ending immediately prior to the date of this Agreement. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of the assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Furthermore, in the case of an Investor whose investment advisor utilized an information barrier with respect to the information regarding the transactions contemplated hereunder after first being contacted by the Company or its representatives, the representation set forth above shall only apply after the point in time when the portfolio manager who manages such Investor’s assets was informed of the information regarding the transactions contemplated hereunder and, with respect to the Investor’s investment advisor, the representation set forth above shall only apply with respect to any purchases or sales, including Short Sales, of the securities of the Company on behalf of other funds or investment vehicles for which the Investor’s investment advisor is also an investment advisor or sub-advisor after the point in time when the portfolio manager who manages the assets of such other funds or investment vehicles for which the Investor’s investment advisor is also an investment advisor or sub-advisor was informed of the information regarding the transactions contemplated hereunder. Other than to other Persons party to this Agreement and to its advisors and agents who had a need to know such information, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. 5. Covenants. 5.1 Further Assurances. Each party agrees to cooperate with each other and their respective officers, employees, attorneys, accountants and other agents, and, generally, do such other reasonable acts and things in good faith as may be necessary to effectuate the intents and purposes of this Agreement, subject to the terms and conditions of this Agreement and compliance with applicable law, including taking reasonable action to facilitate the filing of any document or the taking of reasonable action to assist the other parties hereto in complying with the terms of this Agreement. The Investor acknowledges that the Company will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to each of the First Closing and Second Closing, the Investor agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 4 of this Agreement are no longer accurate. 5.2 Listing. The Company shall use reasonable best efforts to maintain the listing and trading of its Common Stock on the NYSE American and, in accordance therewith, will use reasonable best efforts to, as applicable, regain compliance or comply in all material

28 respects with the Company’s reporting, filing and other obligations under the rules and regulations of NYSE American. 5.3 Disclosure of Transactions. (a) The Company shall, by 9:00 a.m., New York City time, on the second (2nd) Business Day immediately following the date of this Agreement, issue a press release and/or file with the SEC a Current Report on Form 8-K (including, if applicable, all exhibits thereto, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the other Transaction Agreements. In addition, unless it has already done so by filing the Disclosure Document, on or before the fourth (4th) Business Day following the date of this Agreement, the Company shall file with the SEC a Current Report on Form 8-K disclosing all material terms of the transactions contemplated by this Agreement and attaching this Agreement and the other Transaction Agreements as exhibits to such Current Report on Form 8- K. Prior to the issuance or filing of any such press release or Form 8-K, the Company shall, to the extent reasonably practicable, provide the Investors (through their designated counsel) with a draft thereof for review and comment, and shall consider in good faith any Investor comments. Notwithstanding anything in this Agreement to the contrary, the Company shall not publicly disclose the name of any Investor or any of its Affiliates or advisors, or include the name of any Investor or any of its Affiliates or advisors in any press release or filing with the SEC (other than any registration statement contemplated by the Registration Rights Agreement) or any regulatory agency, without the prior written consent of the Investor, except (i) as required by the federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Agreements with the SEC or pursuant to other routine proceedings of regulatory authorities, or (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of the NYSE American. (b) [Reserved] 5.4 Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors. 5.5 Removal of Legends. (a) In connection with any sale, assignment, transfer or other disposition of the Shares or Warrant Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor by notice to the Company, the Company shall, within two (2) Business Days following receipt of such notice, request the Transfer Agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such shares. No legal opinion of the Investor shall be required unless required by the Transfer Agent, and any such opinion shall be provided by the Company’s counsel at the Company’s expense. The Company

29 shall be responsible for the fees of its Transfer Agent and its legal counsel associated with such legend removal. (b) Subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Shares or Warrant Shares (i) have been sold under the Securities Act pursuant to an effective registration statement; (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1)), the Company shall, in accordance with the provisions of this Section 5.5(b) and as soon as reasonably practicable following any request therefor from an Investor accompanied by such customary and reasonably acceptable documentation referred to above, (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the Securities Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. (c) If the Company fails to deliver unlegended Shares or Warrant Shares by the applicable deadline under this Section 5.5, the Company shall pay to the Investor, as partial liquidated damages and not as a penalty, $10 per Trading Day (increasing to $20 per Trading Day three (3) Trading Days after such deadline) for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Shares or Warrant Shares were submitted for legend removal) until such shares are delivered without legends. If, after such deadline, the Investor purchases shares of Common Stock to settle a sale that it reasonably anticipated would be satisfied by legend-free shares, the Company shall reimburse the Investor for the excess of the Investor’s total purchase price (including brokerage commissions and other out-of-pocket expenses) over the product of (i) the number of shares the Company was required to deliver multiplied by (ii) the lowest closing sale price of the Common Stock during the period from the submission date until such delivery and payment. 5.6 Withholding Taxes. Each Investor agrees to furnish the Company with any information, representations and forms as shall reasonably be requested by the Company from time to time to assist the Company in complying with any applicable tax law (including any withholding obligations). 5.7 Fees and Commissions. The Company shall be solely responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by an Investor) relating to or arising out of the transactions contemplated hereby. 5.8 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Agreements. 5.9 Indemnification.

30 (a) The Company agrees to indemnify and hold harmless each Investor and its Affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisors and agents (collectively, the “Indemnified Persons”), from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Agreements, and will reimburse any such Person for all such amounts as they are incurred by such Person solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud or willful misconduct. (b) Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement unless such judgment or settlement (i) imposes no liability or obligation on, (ii) includes as an unconditional term thereof the giving of a complete, explicit and unconditional release from the party bringing such indemnified claims of all liability of the indemnified party in respect of such claim or litigation in favor of, and (iii) does not include any admission of fault, culpability, wrongdoing, or wrongdoing or malfeasance by or on behalf of, the indemnified party. No indemnified party will, except with the consent of the indemnifying party, which consent shall not be unreasonably withheld, conditioned or delayed, consent to entry of any judgment or enter into any settlement. 5.10 Reservation of Common Stock. As of the date of this Agreement, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a number of authorized but unissued shares of Common Stock equal to at least one hundred fifty percent (150%) of the maximum number of shares of Common Stock

31 issuable upon exercise of all Warrants and True-Up Warrants (without regard to any limitations on exercise set for the therein, and without regards to any adjustment set forth therein) for the purpose of enabling the Company to issue the Warrant Shares that are issuable upon the exercise of the Warrants and the True-Up Shares that are issuable upon the exercise of the True-Up Warrants. 5.11 Stockholder Approval; Agreement to Vote. (a) The Company shall use its reasonable best efforts to obtain approval by the Company’s stockholders a proposal to approve the issuance of (i) Securities to be sold in the Second Closing, (ii) True-Up Shares issuable upon exercise of the True-Up Warrants, and (iii) the shares of Common Stock and Pre-Funded Warrants issuable in connection with the Daewoong Conversion, in each case in accordance with the rules and regulations of the NYSE American (such proposal, the “Stockholder Approval Proposal”; and the receipt of sufficient votes of the Company’s stockholders required to approve the Stockholder Approval Proposal being referred to herein as the “Requisite Stockholder Approval”) at an annual or special meeting of stockholders (the “Stockholder Meeting”), all in accordance with the DGCL, the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws and the rules of the NYSE American, as applicable. (b) The Company shall take all action necessary to duly call, give notice of, convene and hold a meeting of its stockholders (such meeting, the “Stockholders Meeting”) for the purpose of, among any other matters, obtaining the Requisite Stockholder Approval (the date such approval is obtained, the “Stockholder Approval Date”) as promptly as reasonably practicable after the SEC confirms that it has no further comments on the Proxy Statement (as defined below) or the Company otherwise determines in good faith that such Proxy Statement will not be reviewed by the SEC (subject to compliance with the 10-day waiting period set forth in Rule 14a-6 under the Exchange Act). If the Requisite Stockholder Approval is not obtained at the Stockholders Meeting, the Company shall cause an additional meeting (special or general) of the Company’s stockholders to be held every ninety (90) days thereafter for the purpose of obtaining the Requisite Stockholder Approval until the Requisite Stockholder Approval is obtained. Without limiting the generality of the foregoing, the Company will comply with the terms of this Section 5.11 with respect to each such meeting of stockholders as if it were the Stockholders Meeting. (c) In connection with the Stockholders Meeting, the Company shall (i) as promptly following the date of this Agreement as the Company shall reasonably determine is necessary in order to hold the Stockholders Meeting on or prior to January 31, 2026 (or in the case of any subsequent meeting of stockholders, the deadline for holding such meeting as provided in Section 5.11(b)), prepare and file with the SEC a proxy statement (any such proxy statement, as it may be amended or supplemented from time to time, the “Proxy Statement”) related to the consideration of the Stockholder Approval Proposal at the Stockholders Meeting, (ii) respond as promptly as reasonably practicable to any comments received from the SEC with respect to the Proxy Statement and provide copies of such comments to each Investor that has so requested in a written request delivered to the Company prior to the filing of the Proxy Statement (each such Investor delivering such request being referred to herein as a “Requesting Investor”) and promptly upon receipt of such request provide copies of proposed responses to each Requesting Investor, allowing for reasonable time prior to responding to the SEC to allow for meaningful

32 comment by such Requesting Investor, (iii) as promptly as reasonably practicable, prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as otherwise required by law, (iv) mail to its stockholders as promptly as reasonably practicable the Proxy Statement and all other customary proxy or other materials for meetings such as the Stockholders Meeting, (v) to the extent required by applicable law, as promptly as reasonably practicable, prepare, file and distribute to the Company stockholders any supplement or amendment to the Proxy Statement if any event shall occur which requires such action at any time prior to the Stockholders Meeting, and (vi) otherwise use reasonable best efforts to comply with all requirements of law applicable to the Stockholders Meeting. Each of the Investors (severally and not jointly) shall reasonably cooperate with the Company in connection with the preparation of the Proxy Statement and any amendments or supplements thereto, including promptly furnishing the Company upon request with any and all information in respect of such Investor as may be required to be set forth in the Proxy Statement or any amendments or supplements thereto under applicable law. The Company will provide each Requesting Investor a reasonable opportunity to review and comment upon the Proxy Statement, or any amendments or supplements thereto, and shall give reasonable consideration to any such comments proposed, prior to mailing the Proxy Statement to the Company’s stockholders. The Proxy Statement shall include the recommendation of the Board of Directors that stockholders vote in favor of the adoption of the Stockholder Approval Proposal at the Stockholders Meeting, and the Company shall use its reasonable best efforts to obtain the Requisite Stockholder Approval at the Stockholders Meeting, including by retaining and utilizing the efforts of a nationally recognized proxy solicitation firm. (d) The Company hereby represents, warrants and covenants that (i) none of the information to be included or incorporated by reference in the Proxy Statement or any amendment or supplement thereto, or any other document filed with the SEC in connection with the solicitation of the Stockholder Approval at the Stockholders Meeting (all such other documents, the “Other Filings”) shall, in the case of the Proxy Statement, at the date it is first mailed to the Company’s stockholders or at the time of the Stockholders Meeting or at the time of any amendment or supplement thereof, or, in the case of any Other Filing, at the date it is first mailed to the Company’s stockholders or at the date it is first filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no such representation, warranty or covenant is hereby made by the Company with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of any of the Investors in connection with the preparation of the Proxy Statement or the Other Filings expressly for inclusion or incorporation by reference therein, and (ii) the Proxy Statement and the Other Filings shall comply as to form in all material respects with the requirements of the Exchange Act. (e) Promptly after the Requisite Stockholder Approval is obtained, and in any event within one (1) Business Day thereafter, the Company shall promptly deliver notice of the Stockholder Approval to each of the Investors and file with the SEC a Form 8-K disclosing the same. (f) Each Investor agrees, severally and not jointly, with the Company (it being understood that such agreement is solely between the Company and each Investor, and not among the Investors) that (a) such Holder Investor shall appear at the Stockholders Meeting

33 or otherwise cause all shares of Common Stock beneficially owned by such Investor to be counted as present thereat for purposes of establishing a quorum and (b) such Investor shall vote, by proxy or otherwise, all shares of Common Stock beneficially owned by such Investor (i) in favor of the Stockholder Approval Proposal, any proposal relating to the issuance of the Exchange Shares pursuant to the Daewoong Term Sheet, and any matter that would reasonably be expected to facilitate such approvals, and (ii) against approval of any proposal made in opposition to such matters or that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the transactions contemplated by this Agreement or the Daewoong Term Sheet. (g) Each Investor agrees, severally and not jointly, with the Company (it being understood that such agreement is solely between the Company and each Investor, and not among the Investor) that, with respect to all securities of the Company held by the Investor, until the Second Closing Date, such Investor will not, without the written consent of the Company, directly or indirectly, transfer, sell, offer, exchange, assign, pledge, exercise or otherwise dispose of or encumber (“Transfer”) any securities of the Company or enter into any contract, option or other agreement with respect to, or consent to, a transfer of, any securities of the Company or such Investor’s voting or economic interest therein. Notwithstanding the foregoing, each Investor may Transfer securities of the Company (A) as a bona fide gift, for estate planning purposes, by will or intestacy, or by operation law; (B) to an affiliate of (including any entity controlling, controlled by or under common control with) the Investor, to an immediate family member of an Investor that is an individual, or as part of a distribution to equity holders or beneficiaries of an Investor that is an entity; (C) to the Company in connection with outstanding contractual obligations or in transactions approved by its Board of Directors; or (D) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors; provided, however, that in the case of clauses (A) or (B), these permitted transferees must enter into a written agreement with the Company agreeing to be bound by the terms of this Section 5.11(g). 5.12 Participation in Future Financings. From the date hereof until the earlier of (i) the date that no Common Warrants remain outstanding and (ii) eighteen (18) month anniversary of the Second Closing Date, the Company shall afford each Investor the opportunity to participate in any financing not registered under the Securities Act and involving the issuance by the Company of Common Stock or Common Stock Equivalents for cash (a “Subsequent Financing”) on the same terms, conditions, and price provided for in such Subsequent Financing, and in an amount not to exceed such Investor’s pro rata ownership of the Company (determined on a fully diluted basis immediately prior to the closing of such Subsequent Financing). The Company shall provide each Investor with written notice of its intention to effect any Subsequent Financing at least five (5) Business Days prior to the proposed execution of definitive documentation therefor, describing in reasonable detail the proposed terms and anticipated timing, and each Investor may elect to participate by written notice to the Company within three (3) Business Days after receipt of such notice. Failure to respond within such period shall be deemed a waiver of such participation right for that particular financing. This Section 5.12 shall not apply to the Daewoong Conversion. The Company acknowledges that an Investor may, without the prior consent of the Company, assign its rights under this Section 5.12 in whole or in part to any of its Affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Investor.

34 5.13 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and other general corporate purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s Indebtedness (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations. 5.14 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Agreements, including, without limitation, its obligation to issue the shares underlying the Securities pursuant to the Transaction Agreements, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company. 6. Conditions of Closing. 6.1 Conditions to the Obligation of the Investors. The several obligations of each Investor to consummate the transactions to be consummated at each Closing, and to purchase and pay for the Securities being purchased by it at a Closing pursuant to this Agreement, are subject to the satisfaction or waiver in writing of the following conditions precedent: (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects, except for those representation and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects, as of the date of this Agreement and as of such Closing Date, as though made on and as of such date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date, except for those representations and warranties qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects as of such earlier date. (b) Performance. The Company shall have performed in all material respects the obligations and conditions herein required to be performed or observed by the Company on or prior to such Closing Date. (c) No Injunction. The purchase of and payment for the Securities by each Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation and no such prohibition shall have been threatened in writing. (d) Consents. The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary for the consummation of the purchase and sale of the Securities at such Closing, all of which shall be in full force and effect. (e) Transfer Agent. The Company shall have furnished all required materials to the Transfer Agent to reflect the issuance of Shares at such Closing.

35 (f) Adverse Changes. Since the date of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to have a Material Adverse Effect. (g) Opinion of Company Counsel. The Company shall have delivered to the Investors the opinion of Latham & Watkins LLP, dated as of such Closing Date, in customary form and substance to be reasonably agreed upon with the Investors and addressing such legal matters as the Investors and the Company reasonably agree. (h) Compliance Certificate. An authorized officer of the Company shall have delivered to the Investors at the Closing Date a certificate certifying that the conditions specified in Sections 6.1(a) (Representations and Warranties), 6.1(b) (Performance), 6.1(c) (No Injunction), 6.1(d) (Consents), 6.1(e) (Transfer Agent), 6.1(f) (Adverse Changes), 6.1(l) (Listing Requirements) and 6.1(l) (No Injunction) of this Agreement have been fulfilled. (i) Secretary’s Certificate. The Secretary of the Company shall have delivered to the Investors at the Closing Date a certificate certifying (i) the Amended and Restated Certificate of Incorporation; (ii) the Amended and Restated Bylaws; and (iii) resolutions of the Company’s Board of Directors (or an authorized committee thereof) approving this Agreement, the other Transaction Agreements, the transactions contemplated by this Agreement and the issuance of the Securities and the Warrant Shares. (j) Good Standing. The Company shall have delivered to the Investors a certificate evidencing the formation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within thirty (30) days of the First Closing Date. (k) Registration Rights Agreement. At the First Closing Date, the Company shall have executed and delivered the Registration Rights Agreement in the form attached hereto as Exhibit E (the “Registration Rights Agreement”) to the Investors. At the Second Closing Date, the Registration Rights Agreement shall remain in full force and effect. (l) Listing Requirements. No stop order or suspension of trading shall have been imposed by the NYSE American, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock, nor shall suspension by the SEC, the NYSE American or any other National Exchange have been threatened, as of such Closing Date; provided, however, that the existence of any listing deficiencies of the Company disclosed in the SEC Reports prior to the date of this Agreement shall not constitute a threatened suspension that results in the failure or violation of this Section 6.1(l). The Common Stock shall be listed on a National Exchange and shall not have been suspended, as of such Closing Date, by the SEC or the National Exchange from trading thereon; and the Company shall have filed with the NYSE American a supplemental listing application Shares for the listing of the Shares and the Warrant Shares issued or issuable at such Closing Date and the NYSE American shall have approved such application. (m) No Injunction. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any

36 order of or by any Governmental Entity, shall have been issued, and no action or proceeding shall have been instituted by any Governmental Entity, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Agreements. (n) Payment. Except as may be agreed to among the Company and one or more Investors in accordance with Section 2.2, the Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each other Investor at such Closing as set forth in Exhibit A. (o) Requisite Stockholder Approval. In the case of the Second Closing Date, the Requisite Stockholder Approval shall have been obtained. (p) Daewoong Conversion. In the case of the Second Closing Date, the Daewoong Conversion shall have occurred or shall occur simultaneously with the Second Closing. 6.2 Conditions to the Obligation of the Company. The obligation of the Company to consummate the transactions to be consummated at each Closing, and to issue and sell to each Investor the Securitiesto be purchased by it at such Closing pursuant to this Agreement, is subject to the satisfaction or waiver in writing of the following conditions precedent: (a) Representations and Warranties. The representations and warranties of each Investor in Section 4 hereto shall be true and correct on and as of such Closing Date, with the same force and effect as though made on and as of the Closing Date and consummation of such Closing shall constitute a reaffirmation by the Investor of each of the representations, warranties, covenants and agreements of the Investor contained in this Agreement as of such Closing Date. (b) Performance. Each Investor shall have performed or complied with in all material respects all obligations and conditions herein required to be performed or observed by such Investor on or prior to such Closing Date. (c) Injunction. The purchase of and payment for the Securities by each Investor shall not be prohibited or enjoined by any law or governmental or court order or regulation. (d) Registration Rights Agreement. At the First Closing Date, each Investor shall have executed and delivered the Registration Rights Agreement to the Company in the form attached as Exhibit E. (e) Payment. Except as may be agreed to among the Company and such Investor in accordance with Section 2.2, the Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the number of Securities being purchased by each Investor at such Closing as set forth in Exhibit A. (f) Requisite Stockholder Approval. In the case of the Second Closing Date, the Requisite Stockholder Approval shall have been obtained.

37 7. Termination. 7.1 Termination. The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect a Closing shall terminate as follows: (i) Upon the mutual written consent of the Company and the Investors that agreed to purchase a majority of the Securities prior to a Closing; (ii) By the Company if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company; (iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by such Investor; (iv) By either the Company or an Investor (with respect to itself only) if the First Closing has not occurred on or prior to the fifth Business Day following the date of this Agreement; (v) By either the Company or an Investor (with respect to itself only), with respect to the Second Closing only, in the event that the Requisite Stockholder Approval is not received pursuant to Section 5.11 on or before August 12, 2026; or provided, however, that, in the case of clauses (ii) through (v) above, the party seeking to terminate its obligation to effect a Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in the Transaction Agreements if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect a Closing. 7.2 Notice. In the event of termination by the Company or the Investor of its obligations to effect a Closing pursuant to Section 7.1, written notice thereof shall be given to the other Investors by the Company. Nothing in this Section 7 shall be deemed to release any party from any liability for any breach by such party of the other terms and provisions of the Transaction Agreements or to impair the right of any party to compel specific performance by any other party of its other obligations under the Transaction Agreements. 8. Miscellaneous Provisions. 8.1 Public Statements or Releases. Except as set forth in Section 5.3, neither the Company nor any Investor shall make any public announcement with respect to the existence or terms of this Agreement or the transactions provided for herein without the prior consent of the other party (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, and subject to compliance with Section 5.3, nothing in this Section 8.1 shall prevent any party from making any public announcement it considers necessary in order to satisfy its obligations under the law, including applicable securities laws, or under the rules of any national securities exchange or securities market, in which case the Company shall allow the Investors reasonable time to comment on such release or announcement in advance of such issuance, and the Company will consider in good faith any Investor comments. The Company shall not include the name of

38 the Investor in any press release or public announcement (which, for the avoidance of doubt, shall not include any filing with the SEC if so required by the applicable rules of the SEC) without the prior written consent of the Investors, except as otherwise required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company shall allow the Investors, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding anything to the contrary in this Section 8.1, Investor review shall not be required for Company disclosures that are substantially consistent with prior Company disclosures. 8.2 Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given (a) when delivered if personally delivered to the party for whom it is intended, (b) when delivered, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) three (3) days after having been sent by certified or registered mail, return-receipt requested and postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt: (a) If to the Company, addressed as follows: AEON Biopharma, Inc. 5 Park Plaza, Suite 1750 Irvine, CA 92614 Attention: CEO; General Counsel Email: rb@aeonbiopharma.com; aw@aeonbiopharma.com with a copy (which shall not constitute notice): Latham & Watkins LLP 650 Town Center Drive 20th Floor Costa Mesa, California 92626 Attention: Drew Capurro Email: drew.capurro@lw.com (b) If to any Investor, at its address or e-mail address set forth on Exhibit A, or such address as subsequently modified by written notice given in accordance with this Section 8.2. Any Person may change the address to which notices and communications to it are to be addressed by notification as provided for herein. 8.3 Consent to Electronic Notice. Each Investor consents to the delivery of any stockholder notice pursuant to Section 232 of the DGCL, at the e-mail address set forth below the Investor’s name on the signature page or Exhibit A, as updated from time to time by notice to the Company. To the extent that any notice given by means of electronic mail is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a

39 new or corrected e-mail address has been provided, and such attempted electronic notice shall be ineffective and deemed to not have been given. Each party agrees to promptly notify the other parties of any change in its e-mail address, and that failure to do so shall not affect the foregoing. 8.4 Severability. If any part or provision of this Agreement is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Agreement shall remain binding upon the parties hereto. 8.5 Governing Law; Submission to Jurisdiction; Venue; Waiver of Trial by Jury. (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to choice of laws or conflicts of laws provisions thereof that would require the application of the laws of any other jurisdiction. (b) The Company and each of the Investors hereby irrevocably and unconditionally: (i) submits for itself and its property in any legal action or proceeding relating solely to this Agreement or the transactions contemplated hereby, to the general jurisdiction of the Court of Chancery in the State of Delaware or a United States Federal court sitting in the State of Delaware; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 8.2 or at such other address of which the other party shall have been notified pursuant thereto; (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto; (v) agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law; (vi) agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Agreement, to the extent permitted by law; and

40 (vii) irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement. 8.6 Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or be construed as, a further or continuing waiver of any such term, provision or condition or as a waiver of any other term, provision or condition of this Agreement. 8.7 Expenses. Except as expressly set forth in the Transaction Agreements to the contrary, each party shall pay its own out-of-pocket fees and expenses, including the fees and expenses of attorneys, accountants and consultants employed by such party, incurred in connection with the proposed investment in the Securities and the consummation of the transactions contemplated thereby; provided, however, that the Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes (other than income taxes) and duties levied in connection with the delivery of any Securities to the Investors. Notwithstanding the foregoing, the Company shall pay the reasonable fees and expenses of Stradley Ronon Stevens Young, LLP and Olshan Frome Wolosky LLP, counsel for certain Investors, in amounts not to exceed $30,000 or $60,000, respectively, payable at the First Closing Date. 8.8 Assignment. None of the parties may assign its rights or obligations under this Agreement or designate another person (i) to perform all or part of its obligations under this Agreement or (ii) to have all or part of its rights and benefits under this Agreement, in each case without the prior written consent of (x) the Company, in the case of an Investor, and (y) the Investors, in the case of the Company, provided that an Investor may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its Affiliates or to any other investment funds or accounts managed or advised by the investment manager who acts on behalf of such Investor (provided each such assignee agrees to be bound by the terms of this Agreement and makes the same representations and warranties set forth in Section 4 ). In the event of any assignment in accordance with the terms of this Agreement, the assignee shall specifically assume and be bound by the provisions of this Agreement by executing a writing agreeing to be bound by and subject to the provisions of this Agreement and shall deliver an executed counterpart signature page to this Agreement and, notwithstanding such assumption or agreement to be bound hereby by an assignee, no such assignment shall relieve any party assigning any interest hereunder from its obligations or liability pursuant to this Agreement. 8.9 Confidential Information. (a) Each Investor covenants that until such time as the transactions contemplated by this Agreement and any material non-public information provided to such Investor (including any financial results of the Company for any completed by not yet publicly reported period) are publicly disclosed by the Company, such Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction), other than to such Investor’s outside attorney, accountant, auditor or investment advisor only to the extent necessary to permit evaluation of the investment, and the performance of the necessary or required tax, accounting, financial, legal, or administrative tasks and services and other than as may be required by law.

41 (b) The Company may request from the Investors such reasonable and customary additional information as the Company may deem necessary to evaluate the eligibility of the Investor to acquire the Securities, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that the Company agrees to keep any such information provided by the Investor confidential, except (i) as required by the federal securities laws, rules or regulations and (ii) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of NYSE American The Investor acknowledges that the Company may file a copy of this Agreement and the Registration Rights Agreement with the SEC as exhibit to a periodic report or a registration statement of the Company. 8.10 Third Parties. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties to this Agreement any rights, remedies, claims, benefits, obligations or liabilities under or by reason of this Agreement, and no Person that is not a party to this Agreement (including, without limitation, any partner, member, shareholder, director, officer, employee or other beneficial owner of any party to this Agreement, in its own capacity as such or in bringing a derivative action on behalf of a party to this Agreement) shall have any standing as a third party beneficiary with respect to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, the Indemnified Persons are intended third-party beneficiaries of Section 5.9. 8.11 Independent Nature of Investors’ Obligations and Right. The obligations of each Investor under this Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance obligations of any other Investor under this Agreement. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by this Agreement. The Company acknowledges and each Investor confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Investor also acknowledges that Latham & Watkins LLP has not rendered legal advice to such Investor. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Investors with the same terms and Transaction Agreements for the convenience of the Company and not because it was required or requested to do so by any Investor. 8.12 Headings. The titles, subtitles and headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. 8.13 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf signature including any electronic signatures complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com shall be considered due execution and

42 shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature. 8.14 Entire Agreement; Amendments. This Agreement and the other Transaction Agreements (including all schedules and exhibits hereto and thereto), together with any side letter agreements with any of the Investors, constitute the entire agreement between the parties hereto respecting the subject matter of this Agreement and supersedes all prior agreements, negotiations, understandings, representations and statements respecting the subject matter of this Agreement, whether written or oral. No amendment, modification, alteration, or change in any of the terms of this Agreement shall be valid or binding upon the parties hereto unless made in writing and duly executed by the Company and the Investors of at least a majority in interest of the Securities then held by the Investors, provided that prior to the Closing the consent of all Investors shall be required Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. The Company, on the one hand, and each Investor, on the other hand, may by an instrument signed in writing by such parties waive the performance, compliance or satisfaction by such Investor or the Company, respectively, with any term or provision of this Agreement or any condition hereto to be performed, complied with or satisfied by such Investor or the Company, respectively. 8.15 Survival. The covenants, representations and warranties made by each party hereto contained in this Agreement shall survive the Closing and the delivery of the Securities in accordance with their respective terms. Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder. 8.16 Contract Interpretation. This Agreement is the joint product of each Investor and the Company and each provision of this Agreement has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto. 8.17 Arm’s Length Negotiations. For the avoidance of doubt, the parties acknowledge and confirm that the terms and conditions of the Securities were determined as a result of arm’s-length negotiations. [Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. COMPANY: AEON BIOPHARMA, INC. By: /s/ Robert Bancroft Name: Robert Bancroft Title: President and CEO

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. INVESTORS: DANIEL HERR AND LAUREN RIMOIN LIVING TRUST By: /s/ Daniel Herr Name: Daniel Herr Title: Trustee MK PLUMERIA, LLC By: /s/ Daniel Herr Name: Daniel Herr Title: Manager Address: [***] Email: [***] HFCG, LLC By: /s/ Matthew Okkerse Name: Matthew Okkerse Title: Manager Address: [***] Email: [***]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. INVESTORS: POINTILLIST GLOBAL MACRO SERIES OF POINTILLIST PARTNERS LLC By: /s/ Jorey Chernett Name: Jorey Chernett Title: Managing Member JOREY A CHERNETT REVOCABLE LIVING TRUST By: /s/ Jorey Chernett Name: Jorey Chernett Title: Trustee Address: [***] Email: [***]

EXHIBIT A

INVESTORS

First Closing:

Investor Name	First Closing Shares	Share Purchase Price	Shares Underlying First Closing Pre-Funded Warrants	Pre-Funded Warrant Purchase Price	First Closing Purchase Price
Daniel Herr and Lauren Rimoin Living Trust	-	-	-	-	-
MK Plumeria, LLC	-	-	491,226	$447,752.50	$447,752.50
HFCG, LLC	-	-	491,226	$447,752.50	$447,752.50
Pointilist Global Macro Series of Pointilist Partners LLC	-	-	589,472	$537,303.73	$537,303.73
Jorey A Chernett Revocable Living Trust	-	-	392,981	$358,202.19	$358,202.19
TOTAL:	-	-	1,964,905	$1,791,010.92	$1,791,010.92

Second Closing:

Investor Name	Second Closing Shares	Share Purchase Price	Shares Underlying Second Closing Pre-Funded Warrants	Pre-Funded Warrant Purchase Price	Second Closing Purchase Price
Daniel Herr and Lauren Rimoin Living Trust	-	-	1,096,972	$999,889.98	$999,889.98
MK Plumeria, LLC	-	-	605,745	$552,136.57	$552,136.57
HFCG, LLC	-	-	605,745	$552,136.57	$552,136.57
Pointilist Global Macro Series of	-	-	1,385,077	$1,262,497.69	$1,262,497.69

Pointilist Partners LLC Jorey A Chernett Revocable Living Trust - - 923,385 $841,665.43 $841,665.43 TOTAL: - - 4,616,924 $4,208,326.24 $4,208,326.24 At the Second Closing, each Investor will receive a Common Warrant for a number of shares equal to the sum of such Investor’s (a) First Closing Shares, (b) Second Closing Shares, (c) First Closing Pre-Funded Warrant Shares and (d) Second Closing Pre-Funded Warrant Shares, with an exercise price per share of 120% of the Share Price. Investment Percentage: Investor Name Pre-Exchange Investment Percentage* Daniel Herr and Lauren Rimoin Living Trust 5.955% MK Plumeria, LLC 5.955% HFCG, LLC 5.955% Pointilist Global Macro Series of Pointilist Partners LLC 10.719% Jorey A Chernett Revocable Living Trust 7.146% * Calculated as Investor’s Investment Shares divided by the sum of (i) such Investor’s Investment Shares plus (ii) the other Investors’ Investment Shares (assuming all Shares and Pre-Funded Warrants are purchased in accordance with this Agreement) plus (iii) the total shares of Common Stock outstanding immediately prior to the execution of this Agreement